UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2021 (February 24, 2021)

TRONOX HOLDINGS PLC
(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-35573	98-1467236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Tresser Boulevard, Suite 1100 Stamford, Connecticut 06901	Laporte Road, Stallingborough Grimsby, North East Lincolnshire, DN40 2PR, United Kingdom
(Address of Principal Executive Offices) (Zip Code)

(203) 705-3800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	TROX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 24, 2021, Tronox Holdings plc (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, Exxaro Resources Limited (the “Selling Shareholder”) and J.P. Morgan Securities LLC, as representative of the several underwriters named therein (the “Underwriters”), relating to an underwritten offering and sale of 19,108,970 shares of the Company’s ordinary shares, pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-237838), filed on April 24, 2020, as supplemented by the prospectus supplement, dated February 24, 2021, to the prospectus contained in such Registration Statement. All of the ordinary shares were sold by the Selling Shareholder and priced to the public at $18.25 per share. Pursuant to the Underwriting Agreement, the Underwriters agreed to purchase the ordinary shares at a price of $17.42875 per share and were granted a 30-day option to purchase up to an additional 2,866,345 ordinary shares from the Selling Shareholder.

On February 26, 2021, the Underwriters exercised in full their option to purchase an additional 2,866,345 ordinary shares from the Selling Shareholder. The sale of 21,975,315 ordinary shares (including the additional 2,866,345 ordinary shares sold pursuant to the Underwriters’ option) settled on March 1, 2021. The Selling Shareholder received all of the net proceeds from the offering. No ordinary shares were sold by the Company.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company and also provides for customary indemnification by each of the Company, the Selling Shareholder and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached to this report as Exhibit 1.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 24, 2021, by and among the Company, the Selling Shareholder and J.P. Morgan Securities LLC, as representative of the several underwriters thereto.
5.1	Opinion of CMS Cameron McKenna Nabarro Olswang LLP
23.1	Consent of CMS Cameron McKenna Nabarro Olswang LLP (included in Exhibit 5.1)
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX HOLDINGS PLC

Date: March 1, 2021	By:	/s/ Jeffrey Neuman
		Name:	Jeffrey Neuman
		Title:	Senior Vice President, General Counsel and Secretary